Exhibit 25(b)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939
OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2) __

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(Exact name of Trustee as specified in its charter)

N/A	95-3571558
(Jurisdiction of incorporation of organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

400 South Hope Street, Suite 400
Los Angeles, California 90071
(Address of principal executive offices, including zip code)

Legal Department
The Bank of New York Mellon Trust Company, N.A.
One Wall Street, 15th Floor
New York, NY 10286
(212) 635-1270
(Name, address, including zip code, and telephone number, including area code, of agent of service)

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact name of obligor as specified in its charter)

New York	13-4922640
(State or other jurisdiction or incorporation or organization)	(I.R.S. Employer Identification No.)

1 Riverside Plaza
Columbus, Ohio 43215
(Address of principal executive offices, including zip code)
______________________

Junior Subordinated Debentures
(Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.

Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
United States Department of the Treasury
Washington, DC 20219

Federal Deposit Insurance Corporation
Washington, DC 20429

Federal Reserve Bank
San Francisco, CA 94105

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each affiliation:

None.

ITEM 16. LIST OF EXHIBITS.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.
A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

5.	Not applicable.

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

8.	Not applicable.

9.	Not applicable.

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 15th day of December, 2014.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By: /s/ R. Tamas                                         Name:     R. Tamas
Title:     Vice President

EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business September 30, 2014, published in accordance with Federal regulatory authority instructions.

                                 Dollar amounts
                            in thousands
ASSETS

Cash and balances due from
depository institutions:
Noninterest-bearing balances
and currency and coin..........................................................................................................................2,482
Interest-bearing balances..........................................................................................................................286
Securities:
Held-to-maturity securities...........................................................................................................................0
Available-for-sale securities..............................................................................................................644,967
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold.............................................................................................................................178,000
Securities purchased under agreements to resell.........................................................................................0
Loans and lease financing receivables:
Loans and leases held for sale.....................................................................................................................0
Loans and leases,
net of unearned income…………………………………0
LESS: Allowance for loan and
lease losses………………………………………………...0
Loans and leases, net of unearned
income and allowance...............................................................................................................................0
Trading assets...........................................................................................................................................................0
Premises and fixed assets (including
capitalized leases)...............................................................................................................................11,971
Other real estate owned............................................................................................................................................0
Investments in unconsolidated
subsidiaries and associated
companies…………………………………………………………………………………………............0
Direct and indirect investments in real estate ventures ……………………………………………………….......0
Intangible assets:
Goodwill..................................................................................................................................................856,313
Other intangible assets.............................................................................................................................110,619
Other assets....................................................................................................................................................126,482
Total assets................................................................................................................................................$1,931,120

LIABILITIES

Deposits:
In domestic offices..........................................................................................................................................904
Noninterest-bearing……………………………………………………………..904
Interest-bearing…………………………………………………………….……0
Not applicable
Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased...............................................................................................................................0
Securities sold under agreements to repurchase...........................................................................................0
Trading liabilities.......................................................................................................................................................0
Other borrowed money:
(includes mortgage indebtedness
and obligations under capitalized
leases)............................................................................................................................................................0
Not applicable
Not applicable
Subordinated notes and debentures............................................................................................................................0
Other liabilities................................................................................................................................................257,116
Total liabilities.................................................................................................................................................258,020
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus…………………………………………………………....................0
Common stock....................................................................................................................................................1,000
Surplus (exclude all surplus related to preferred stock)..............................................................................1,122,128
Not available
Retained earnings.........................................................................................................................................549,211
Accumulated other comprehensive income ………………………………………………………......      761
Other equity capital components     0
Not available
Total bank equity capital ……………………………………………………………………….......... 1,673,100
Noncontrolling (minority) interests in consolidated subsidiaries 0
Total equity capital.................................................................................................................................... 1,673,100
Total liabilities and equity capital................................................................................................................1,931,120

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty     )    CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President )
William D. Lindelof, Director    )    Directors (Trustees)
Alphonse J. Briand, Director    )

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